UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 4, 2013

KAYAK Software Corporation

(Exact name of registrant as specified in its charter)

Delaware	001- 35604	54-2139807
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

55 North Water Street, Suite 1 Norwalk, CT 06854	06854
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (203) 899-3100

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

A special meeting of stockholders of KAYAK Software Corporation (“KAYAK”) was held on March 4, 2013 (the “Special Meeting”). KAYAK’s stockholders voted on the following two proposals (described in detail in KAYAK’s and priceline.com Incorporated’s (“priceline.com”) definitive proxy statement/prospectus filed in connection with the proposed merger with the Securities and Exchange Commission (the “SEC”) on February 1, 2013, and first mailed to KAYAK’s stockholders on or about February 1, 2013) at the Special Meeting and cast their votes as follows:

Proposal No. 1	To adopt the Agreement and Plan of Merger, dated as of November 8, 2012, by and among KAYAK Software Corporation, priceline.com Incorporated, and Produce Merger Sub, Inc., was approved as set forth below.

For	Against	Abstain	Broker Non-Votes
301,876,374	501,361	30	0

Proposal No. 2	To adjourn the Special Meeting, if necessary, to solicit additional proxies if there are insufficient votes to adopt the Agreement and Plan of Merger at the time of the Special Meeting.

For	Against	Abstain	Broker Non-Votes
301,278,400	632,336	467,029	0

Adjournment of the Special Meeting to a later time or date was not necessary because there were sufficient votes at the time of the Special Meeting to approve the adoption of the merger agreement.

As of the close of business on January 24, 2013, the record date for the Special Meeting, KAYAK had a combined 38,698,398 shares of Class A common stock and Class B common stock outstanding and entitled to vote at the Special Meeting. Each holder of Class A common stock was entitled to one vote for each share of Class A common stock held of record as of the record date. Each holder of Class B common stock was entitled to ten votes for each share of Class B common stock held of record as of the record date. Proxies representing an aggregate of 302,377,765 votes, or approximately 96% of the eligible voting shares, were tabulated.

Item 8.01	Other Events.

On March 4, 2013, KAYAK and priceline.com issued a joint press release announcing the results of the stockholder vote at the Special Meeting and providing information regarding the election deadline for KAYAK stockholders. The full text of the press release, a copy of which is attached hereto as Exhibit 99.1, is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

EXHIBIT NO.	DESCRIPTION

99.1	Joint Press Release, dated March 4, 2013, of KAYAK Software Corporation and priceline.com Incorporated.

Cautionary Statement Regarding Forward Looking Statements

This communication contains “forward-looking” statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995, known as the PSLRA. These statements, as they relate to priceline.com or KAYAK or the proposed merger and timing between priceline.com and KAYAK, involve risks and uncertainties that may cause results to differ materially from those set forth in the statements. These statements are based on current plans, estimates and projections, and therefore, you are cautioned not to place undue reliance on them. No forward-looking statement can be guaranteed, and actual results may differ materially from those projected. Priceline.com and KAYAK undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise, except to the extent required by law. Forward-looking statements are not historical facts, but rather are based on current expectations, estimates, assumptions and projections about the business and future financial results of the online travel industry, and other legal, regulatory and economic developments. KAYAK uses words such as “anticipates,” “believes,” “plans,” “expects,” “projects,” “future,” “intends,” “may,” “will,” “should,” “could,” “estimates,” “predicts,” “potential,” “continue,” “guidance,” and similar expressions to identify these forward-looking statements that are intended to be covered by the safe harbor provisions of the PSLRA. Actual results could differ materially from the results contemplated by these forward-looking statements due to a number of factors, including, but not limited to, those described in the documents priceline.com and KAYAK have filed with the U.S. Securities and Exchange Commission (the “SEC”) as well as the possibility that (1) priceline.com and KAYAK may be unable to obtain regulatory approvals required for the proposed merger or may be required to accept conditions that could reduce the anticipated benefits of the merger as a condition to obtaining regulatory approvals; (2) the length of time necessary to consummate the proposed merger may be longer than anticipated; (3) problems may arise in successfully integrating the businesses of priceline.com and KAYAK or such integration may be more difficult, time-consuming or costly than expected; (4) the proposed merger may involve unexpected costs; (5) the businesses may suffer as a result of uncertainty surrounding the proposed merger, including difficulties in maintaining relationships with customers or retaining key employees; (6) the parties may be unable to meet expectations regarding the timing, completion and accounting and tax treatments of the proposed merger; or (7) the industry may be subject to future risks that are described in the “Risk Factors” section in priceline.com’s Annual Report on Form 10-K, their respective Quarterly Reports on Form 10-Q, the definitive proxy statement/prospectus referred to below and other documents filed from time to time with the SEC by priceline.com and KAYAK. Neither priceline.com nor KAYAK gives any assurance that either priceline.com or KAYAK will achieve its expectations.

The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties that affect the businesses of priceline.com and KAYAK described in the “Risk Factors” section in priceline.com’s Annual Report on Form 10-K, their respective Quarterly Reports on Form 10-Q, the definitive proxy statement/prospectus referred to below and other documents filed by either of them from time to time with the SEC. All forward-looking statements included in this document are based upon information available to priceline.com and KAYAK on the date hereof, and neither priceline.com nor KAYAK assumes any obligation to update or revise any such forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof.

Additional Information and Where to Find It

This document relates to a proposed transaction between KAYAK and priceline.com, which is the subject of the Registration Statement and joint proxy statement/prospectus forming a part thereof. This document is not a substitute for the Registration Statement or any other documents that KAYAK or priceline.com may file with the SEC or send to stockholders in connection with the proposed transaction.

Investors and security holders are able to obtain free copies of the Registration Statement and all other relevant documents filed or that will be filed with the SEC by KAYAK or priceline.com through the website maintained by the SEC at www.sec.gov.

In addition, investors and security holders may obtain free copies of the joint proxy statement/prospectus from KAYAK by contacting KAYAK Software Corporation, 55 North Water Street, Suite 1, Norwalk, CT 06854, Attn: Corporate Secretary or by calling (203) 899-3100.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KAYAK SOFTWARE CORPORATION
(Registrant)
Date: March 4, 2013
/s/ Daniel Stephen Hafner
(Signature)

Name:	Daniel Stephen Hafner
Title:	Chief Executive Officer

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION

99.1	Joint Press Release, dated March 4, 2013, of KAYAK Software Corporation and priceline.com Incorporated.